Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments in Part 2 Item 3 of Form
10-SB of Soy Environmental Products, Inc. and Subsidiary (formerly Denom Acquisition Corp.) dated January 31, 1997.


Semple & Cooper, P.L.C.

Phoenix, Arizona
January 21, 1997